                                                                    EXHIBIT 10.2

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                         VIASOURCE COMMUNICATIONS, INC.



                    ----------------------------------------



                             TERM B CONVERTIBLE NOTE

                                       AND

                           WARRANT PURCHASE AGREEMENT

                           Dated as of August 3, 2001

                    ----------------------------------------













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                                TABLE OF CONTENTS
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                                                      Article I

                                                     DEFINITIONS

     Section 1.01.         Interpretation.........................................................................1
     Section 1.02.         Definitions............................................................................2

                                                     Article II

                                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Section 2.01.         Incorporation by Reference.............................................................4
     Section 2.02.         Disclosure.............................................................................4
     Section 2.03.         Reservation of Common Stock............................................................4

                                                     Article III

                                           SALE, REPAYMENT AND CONVERSION

     Section 3.01.         Sale of the Term B Notes and the Term B Warrants.......................................4
     Section 3.02.         Closing................................................................................4
     Section 3.03.         Legends................................................................................5
     Section 3.04.         Method of Payment on the Term B Notes; Payment and Prepayment..........................6
     Section 3.05.         Conversion.............................................................................6

                                                     Article IV

                                                      COVENANTS

     Section 4.01.         Further Instruments and Acts...........................................................6
     Section 4.02.         Authorizations and Approvals...........................................................6
     Section 4.03.         Registration and Listing of Common Stock...............................................7
     Section 4.04.         Board of Directors.....................................................................7

                                                      Article V

                                      CONDITIONS OF THE PURCHASERS' OBLIGATIONS

     Section 5.01.         Conditions of the Purchasers' Obligations..............................................7
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                                                     Article VI

                                                      TRANSFERS

     Section 6.01.         Transfers of the Term B Notes..........................................................8
     Section 6.02.         Transfers of the Term B Warrants.......................................................8

                                                     Article VII

                                          REPRESENTATIONS OF THE PURCHASERS

     Section 7.01.         Representations and Warranties and other Agreements of the Purchasers..................9

                                                    Article VIII

                                                     AMENDMENTS

     Section 8.01.         Amendments............................................................................10
     Section 8.02.         Payment for Consent...................................................................10

                                                     Article IX

                                                    MISCELLANEOUS

     Section 9.01.         Notices...............................................................................11
     Section 9.02.         Parties...............................................................................11
     Section 9.03.         Governing Law.........................................................................11
     Section 9.04.         Replacement Term B Note or Term B Warrant.............................................12
     Section 9.05.         Successors and Assigns................................................................12
     Section 9.06.         Severability Clause...................................................................12
     Section 9.07.         Representations, Warranties and Agreements to Survive Delivery........................12
     Section 9.08.         Waivers and Remedies..................................................................12
     Section 9.09.         Entire Agreement......................................................................12
     Section 9.10.         Headings..............................................................................12
     Section 9.11.         Counterparts..........................................................................13


     SCHEDULE 1            Schedule of Purchasers
     EXHIBIT A             Form of Registration Rights Agreement
     EXHIBIT B             Form of Term B Warrant
     EXHIBIT C             Form of Opinion
     EXHIBIT D             Form of Second Amended and Restated Credit Agreement
     EXHIBIT E             Risk Factors

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




                  TERM B CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT dated as of August 3, 2001, among VIASOURCE COMMUNICATIONS, INC., a New Jersey corporation (the "Company"), and the purchasers identified in Schedule 1 attached hereto (each a "Purchaser" and collectively the "Purchasers").

                              W I T N E S S E T H:

                  WHEREAS the Company, the Agent, GECC and the Purchasers have entered into a Second Amended and Restated Credit Agreement dated as of the date hereof (the "Credit Agreement");

                  WHEREAS the Company wishes to issue and sell to the Purchasers up to $4,000,000 face principal amount of its 15% Term B Convertible Notes due August 3, 2006 (the "Term B Notes"), and the Purchasers wish to purchase the Term B Notes from the Company on the terms and conditions set forth herein; and

                  WHEREAS the Company wishes to issue and sell to the Purchasers an aggregate of 1,975,806 warrants to purchase 1,975,806 shares of the Company's Common Stock, (the "Term B Warrants"), and the Purchasers wish to purchase the Term B Warrants from the Company on the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   Article I

                                   DEFINITIONS

                  Section 1.01. INTERPRETATION. For all purposes of this Agreement and any agreement executed in connection with this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (c) each definition of or reference to any document, instrument or agreement includes an amendment or supplement to, or restatement, replacement, modification or renovation of, any such document, instrument or agreement unless otherwise specified in such definition or in the context in which such reference is used; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                  Section 1.02. DEFINITIONS.

                  "Accredited Investor" has the meaning specified in Section 7.01(a) hereof.

                  "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Agent" has the meaning ascribed to such term in the Credit Agreement.

                  "Agreement" means this Term B Convertible Note and Warrant Purchase Agreement among the Company and the Purchasers and all Schedules and Exhibits attached hereto.

                  "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

                  "Business Day" means each day other than Saturday, Sunday or a day on which banking institutions are not required to be open in the State of New York.

                  "Closing" has the meaning specified in Section 3.02 hereof.

                  "Closing Date" means August 3, 2001.

                  "Code" means the Internal Revenue Code of 1986, as amended, from time to time and any successor statute.

                  "Common Stock" means and includes the Company's common stock, no par value per share, as authorized on the date hereof and as increased or decreased from time to time.

                  "Company" means Viasource Communications Inc., a New Jersey corporation.

                  "Conversion Shares" means those shares of Common Stock issuable upon conversion of the Term B Notes.

                  "Credit Agreement" has the meaning specified in the first recital hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

                  "GECC" means General Electric Capital Corporation in its capacity as a lender pursuant to the Credit Agreement, and its respective successors and assigns.



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                  "Holder" means any of the Purchasers or such other Persons in whose name a Term B Note or Term B Notes are registered on the Note Register.

                  "Maturity Date" means August 3, 2006.

                  "Note Register" means the register maintained pursuant to
Section 6.01(b).

                  "Term B Notes" means the $2,450,000 face principal amount of the Company's 15% Term B Convertible Notes due August 3, 2006 to be purchased by the Purchasers from the Company pursuant to this Agreement. "Term B Note" means one of the Term B Notes, substantially in the form of Exhibit Z to the Credit Agreement.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Purchasers" means the purchasers identified in Schedule 1 attached hereto.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of August 3, 2001, by and among the Company and the Purchasers, substantially in the form as attached hereto in Exhibit A.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time and any successor statute.

                  "Subsidiary" means with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Term B Warrants" means the warrants to purchase Common Stock to be purchased by the Purchasers from the Company pursuant to this Agreement, substantially in the form as attached hereto in Exhibit B.



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                                   Article II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Purchasers as follows:

                  Section 2.01. INCORPORATION BY REFERENCE. Each of the representations and warranties set forth in Section IV of the Credit Agreement is true, correct and complete and is incorporated herein by reference and made a part hereof as if set forth herein in full.

                  Section 2.02. DISCLOSURE. No information, report, financial statement or certificate furnished to a Purchaser by or on behalf of the Company for use in connection with the transactions contemplated by this Agreement, the Term B Notes, the Term B Warrants, the Registration Rights Agreement and the Credit Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made, it being recognized by each of the Purchasers that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to the Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect (as defined in the Credit Agreement) and that have not been disclosed herein or in such other documents, certificates and statements furnished by the Company to each Purchaser for use in connection with the transactions contemplated hereby.

                  Section 2.03. RESERVATION OF COMMON STOCK. The Company has reserved shares of Common Stock for issuance upon conversion of the Term B Notes and exercise of the Term B Warrants.

                                  Article III

                         SALE, REPAYMENT AND CONVERSION

                  Section 3.01. SALE OF THE TERM B NOTES AND THE TERM B WARRANTS. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, that number of Term B Warrants set forth opposite such Purchaser's name in Column 2 of Schedule 1 attached hereto and that amount of the Term B Notes set forth opposite such Purchaser's name in Column 3 of Schedule 1 at the aggregate purchase price set forth in Column 4 of
Schedule 1.

                  Section 3.02. CLOSING. The purchase and sale of the Term B Notes and the Term B Warrants shall take place at the office of Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street NE, Atlanta, Georgia, on August 3, 2001, at 10:00 a.m., Georgia time or at such other time and place as shall be mutually agreed upon by each of the Purchasers and the Company (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each of the Purchasers the Term B Note or Term B Notes purchased by



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such Purchaser and a certificate or certificates representing the Term B
Warrants purchased by such Purchaser, registered in the name of such Purchaser and bearing the applicable legend set forth in Section 3.03, against payment by such Purchaser of the purchase price therefor by wire transfer of immediately available funds. The Company shall pay any documentary stamp or similar issue or transfer taxes due as a result of the issuance and sale of the Term B Warrants.

                  Section 3.03. LEGENDS. (a) The Term B Notes will bear a legend reading substantially as follows:

         THIS TERM B CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS TERM B CONVERTIBLE NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER SECURITY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         THIS TERM B CONVERTIBLE NOTE IS ISSUED PURSUANT TO THAT CERTAIN SECOND AMENDED AND RESTATED CREDIT AGREEMENT BY AND AMONG VIASOURCE COMMUNICATIONS, INC., THE LENDERS SIGNATORY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT FOR THE LENDERS, DATED AS OF AUGUST 3, 2001 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME THE "CREDIT AGREEMENT") AND THAT CERTAIN TERM B CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT DATED AUGUST 3, 2001 BY AND AMONG VIASOURCE COMMUNICATIONS, INC., AND THE PURCHASERS SIGNATORY THERETO (THE "PURCHASE AGREEMENT"). AS USED HEREIN, THE TERM "TERM B CONVERTIBLE NOTE" REFERS TO THE TERM B NOTE ISSUED PURSUANT TO THE CREDIT AGREEMENT AND THE PURCHASE AGREEMENT.

         THIS TERM B CONVERTIBLE NOTE CONTAINS ORIGINAL ISSUE DISCOUNT, AS DEFINED IN SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. PLEASE CONTACT THE SECRETARY OF VIASOURCE COMMUNICATIONS, INC. FOR THE ISSUE DATE OF THE TERM B CONVERTIBLE NOTE, THE ORIGINAL ISSUE DISCOUNT IN THIS TERM B CONVERTIBLE NOTE AND THE YIELD TO MATURITY.



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                  (b) The certificates representing the Term B Warrants will bear a legend reading substantially as follows:

         THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NEITHER THIS WARRANT NOR SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER.

                  (c) If necessary, the certificates representing the Conversion Shares will bear a legend reading substantially as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NO SALE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE (OTHER THAN TO THE ISSUER THEREOF) MAY BE MADE UNLESS EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  Section 3.04. METHOD OF PAYMENT ON THE TERM B NOTES; PAYMENT AND PREPAYMENT. The principal of and interest on the Term B Notes shall be payable as set forth in the Credit Agreement. The Term B Notes are subject to payment and prepayment at the times, in the manner and amounts and otherwise as set forth in the Credit Agreement.

                  Section 3.05. CONVERSION. The Term B Notes shall be convertible into shares of Common Stock as set forth in the Term B Notes.

                                   Article IV

                                    COVENANTS

                  The Company covenants and agrees with the Purchasers as follows:

                  Section 4.01. FURTHER INSTRUMENTS AND ACTS. Upon request of any of the Purchasers and subject to the Credit Agreement, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Agreement.

                  Section 4.02. AUTHORIZATIONS AND APPROVALS(a) . The Company will promptly make or obtain, from time to time at its own expense, all such governmental notices, filings, licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with obligations hereunder and under the Term B Notes and the Term B Warrants.



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                  Section 4.03. REGISTRATION AND LISTING OF COMMON STOCK. If any
shares of Common Stock required to be reserved for purposes of conversion of the Term B Notes or exercise of the Term B Warrants require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act) before such shares may be issued upon being exercised, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon conversion of the Term B Notes and exercise of the Term B Warrants shall be registered by the Company under the Securities Act or similar statute then in force if required before such shares may be issued upon being converted or exercised. If and so long as the Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange upon official notice of issuance of shares of Common Stock issuable upon conversion of the then outstanding Term B Notes and exercise of the then outstanding Term B Warrants and maintain the listing of such shares after their issuance so long as the Company maintains the listing of the same class of such shares; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any other securities that at any time are issuable upon conversion of the Term B Notes and exercise of the Term B Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

                  Section 4.04. BOARD OF DIRECTORS.

                  (a) The Company will promptly increase the size of the Board of Directors by one seat and appoint the nominee of the Holders to such seat.

                  (b) So long as a Holder shall be the beneficial owner of any Term B Notes, the Company will nominate and recommend as a candidate for election to the Board of Directors a Person who is reasonably acceptable to the then current Board of Directors and who is designated by a majority of the Holders.

                                   Article V

                    CONDITIONS OF THE PURCHASERS' OBLIGATIONS

                  Section 5.01. CONDITIONS OF THE PURCHASERS' OBLIGATIONS. Each Purchaser's obligation under Section 3 hereof is subject to the fulfillment on or before the Closing of each of the following conditions unless waived by each of the Purchasers:

                  (a) each of the Purchasers shall have received the reasonable opinion of Akerman, Senterfitt & Eidson, P.A., counsel to the Company, dated the Closing Date, substantially in the form and substantially to the effect set forth in Exhibit C attached hereto;

                  (b) the Company shall have executed and delivered the Registration Rights Agreement, dated the Closing Date, substantially in the form of Exhibit B attached hereto;

                  (c) the representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing Date with the same effect as though made on and as of the Closing Date;



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                  (d) the Company shall have performed all covenants, agreements and obligations contained in this Agreement, the Credit Agreement and the Term B Notes that are required to be performed or complied by it on or before the Closing Date;

                  (e) the Chief Executive Officer of the Company shall have delivered to the Purchasers at the Closing an Officer's Certificate certifying that the conditions specified in Sections 6.01(c), (d) and (h) have been fulfilled;

                  (f) all corporate and other proceedings taken or to be taken in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and the Purchasers' special counsel and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request;

                  (g) the Purchasers, severally, shall have received the notes and warrants representing the Term B Notes and Term B Warrants in the amounts set forth opposite their names on Schedule 1; and

                  (h) on the Closing Date, the Company shall have paid all reasonable out-of-pocket expenses (including the fees and disbursements of Dewey Ballantine LLP as special counsel to the Purchasers) incurred by the Purchasers in connection with the review and negotiation of the transactions contemplated hereby.

                                   Article VI

                                    TRANSFERS

                  Section 6.01. TRANSFERS OF THE TERM B NOTES.

                  (a) Subject to compliance with the Securities Act and Section
9.1 of the Credit Agreement, upon surrender of any Term B Note for registration of transfer, the Company will execute and deliver in exchange therefor a new Term B Note registered as such Holder may request.

                  (b) The Company shall maintain a register of the Holders of all the Term B Notes issued pursuant to this Agreement. The Company will allow any Holder of a Term B Note to inspect and copy such list at the Company's principal place of business during normal business hours

                  Section 6.02. TRANSFERS OF THE TERM B WARRANTS. No Purchaser shall transfer any Term B Warrant to any Person other than an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.




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                                  Article VII

                        REPRESENTATIONS OF THE PURCHASERS

                  Section 7.01. REPRESENTATIONS AND WARRANTIES AND OTHER AGREEMENTS OF THE PURCHASERS. On the Closing Date each Purchaser severally and not jointly hereby represents and warrants as to itself only that:

                  (a) such Purchaser (i) is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act (an "Accredited Investor"), (ii) is acquiring the Term B Notes and Term B Warrants for its own account and not with a present view to the distribution of any part thereof and
(iii) such Purchaser does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer, or grant participations to such Person or to any third person, with respect to any of the Term B Notes or Term B Warrants;

                  (b) no broker's or finder's or placement fee or commission will be payable with respect to the issuance of the Term B Notes or the Term B Warrants as a result of any arrangement by such Purchaser, and such Purchaser will hold the Company harmless from any claim, demand or liability for broker's or finder's or placement fees or commissions alleged to have been incurred by such Purchaser in connection with the issuance of such securities;

                  (c) such Purchaser has been furnished by the Company with, and reviewed, (i) the Credit Agreement, including the Schedules thereto, substantially in the form set forth in Exhibit D attached hereto, (ii) the financial projections and consolidated financial statements described in Section 3.1(d) of the Credit Agreement and (iii) the Company's Form 10-K for the fiscal year ended December 30, 2000, Form 10-Q for the fiscal quarter ended March 31, 2001 and Forms 8-K, filed with the SEC on July 13, 2001 and July 25, 2001;

                  (d) such Purchaser has been furnished by the Company with the form of Term B Note and has reviewed such Term B Note, including without limitation, the terms and provisions regarding term and maturity, and such Purchaser acknowledges that it is not entitled to receive any cash payments of principal, interest or fees on account of the Term B Obligations (as defined in the Credit Agreement) from the Company until the Revolving/Term A Obligations (as defined in the Credit Agreement) are paid in full in cash and the Revolving Commitment (as defined in the Credit Agreement) and the Term Loan A Commitment (as defined in the Credit Agreement) are terminated;

                  (e) such Purchaser has been furnished access to the business records of the Company and such additional information and documents as such Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the Credit Agreement, the purchase of the Term B Notes and Term B Warrants, the Company's business, operations, market potential, capitalization, financial condition and prospects, and all other matters deemed relevant by such Purchaser;

                  (f) such Purchaser has sought independent legal, investment and tax advice to the extent that it has deemed necessary and appropriate in connection with such Purchaser's decision to purchase the Term B Notes and Term

B Warrants, including without limitation, the tax consequences concerning the receipt of pay-in-kind interest and original issue discount on the Term B Notes, and has not relied on the representations of any party other than the Company;

                  (g) such Purchaser acknowledges that neither Crest Communications Holdings LLC nor any of its Affiliates has acted as its agent in connection with the negotiation, issuance and sale of the Term B Notes and Term B Warrants and the transactions contemplated hereby and thereby;

                  (h) such Purchaser understands that the Term B Notes, Term B Warrants and Conversion Shares shall bear the legends, as applicable, in substantially the forms listed in Section 3.03 hereof;

                  (i) such Purchaser understands that the Term B Notes and Term B Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Term B Notes and Term B Warrants;

                  (j) such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Term B Notes and Term B Warrants;

                  (k) such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on Schedule 1 hereto; and

                  (l) such Purchaser has reviewed and understands the risk factors set forth on Exhibit E.

                                  Article VIII

                                   AMENDMENTS

                  Section 8.01. AMENDMENTS. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective without the written consent of the Holders of at least a majority in principal amount of the Term B Notes. No amendment, modification, termination or waiver of any provision of the Term B Notes shall be effective except as set forth in the Credit Agreement.

                  Section 8.02. PAYMENT FOR CONSENT. Neither the Company, any Affiliate of the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or the Term B Notes unless such consideration is offered to be paid or agreed to be paid to all Holders which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.




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                                   Article IX

                                  MISCELLANEOUS

                  Section 9.01. NOTICES. All notices and other communications pertaining to this Agreement shall be in writing and shall be deemed to have been duly given upon the receipt thereof by the other party. Such notices shall be delivered by hand, or mailed, certified or registered mail with postage prepaid:

(a) If to a Purchaser, at its address set forth in Schedule 1 hereto, with a copy to:

                           Dewey Ballantine LLP
                           1301 Avenue of the Americas
                           New York, NY  10019
                           Attention:  Richard A. Stenberg

(b)                   If to the Company, to:

                           Viasource Communications, Inc.
                           200 E. Broward Blvd., Suite 2100
                           Ft. Lauderdale, FL 33301
                           Attn:  Craig A. Russey

                           with a copy to:

                           Akerman, Senterfitt & Eidson, P.A.
                           One Southeast Third Avenue
                           Suite 2800
                           Miami, FL  33131
                           Attention:   Bradley D. Houser

or to such other Person or address as shall be furnished to the other party in writing.

                  Section 9.02. PARTIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto, each subsequent Holder of a Term B Note and each of their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person, firm or corporation, other than the parties hereto and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto, any subsequent Holder of a Term B Note and their respective successors, and for the benefit of no other Person, firm or corporation.

                  Section 9.03. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

                  Section 9.04. REPLACEMENT TERM B NOTE OR TERM B WARRANT. If any Term B Note or Term B Warrant becomes mutilated and is surrendered by the Holder or warrant holder thereof to the Company, or if the Holder or warrant holder thereof claims that any Term B Note or Term B Warrant has been lost, destroyed or wrongfully taken, the Company will execute and deliver to such Holder or warrant holder a replacement note or replacement warrant, as the case may be, upon the affidavit of the Holder or warrant holder thereof attesting to such loss, destruction or wrongful taking with respect to such Term B Note or Term B Warrant. Such affidavit shall be accepted as satisfactory evidence of the loss, wrongful taking or destruction thereof and no indemnity shall be required as a condition of the execution and delivery of a replacement Term B Note.

                  Section 9.05. SUCCESSORS AND ASSIGNS. All covenants and agreements of the Company in this Agreement or any Term B Note or Term B Warrant shall bind its respective successors and assigns.

                  Section 9.06. SEVERABILITY CLAUSE. In case any provision in this Agreement or any Term B Note or Term B Warrant shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

                  Section 9.07. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in or incorporated into this Agreement, or contained in certificates of Officers submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Purchasers or any controlling Person of any Purchaser, or by or on behalf of the Company, and shall survive delivery of the Term B Notes and Term B Warrants.

                  Section 9.08. WAIVERS AND REMEDIES. The failure of any of the parties to this Agreement to insist in any one or more instances upon strict performance of any of the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect. Except as otherwise expressly limited in this Agreement, all remedies under this Agreement shall be cumulative and in addition to every other remedy provided for herein or by law.

                  Section 9.09. ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules hereto, the Credit Agreement, Registration Rights Agreement, Term B Notes and Term B Warrants are intended by the parties to be a final expression of their agreement in respect of the subject matter contained herein and therein, and supersede all prior agreements and understandings between the parties with respect to such subject matter.

                  Section 9.10. HEADINGS. The headings of the Articles and the sections in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  Section 9.11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                     VIASOURCE COMMUNICATIONS, INC.


                     By:   /s/ Craig Russey
                          -----------------------------------------------------
                          Name: Craig Russey
                          Title:  Chief Executive Officer

                     CREST COMMUNICATIONS PARTNERS II LP
                     By:  Crest Partners II LLC, its general partner
                           By:  WAT Capital LLC, its managing member


                           By: /s/ William W. Sprague
                              -------------------------------------------------
                                   Name:  William W. Sprague
                                   Title:  Managing Member


                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                     By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

                           By:   signature illegible
                              -------------------------------------------------
                              Name:
                              Title:

                     OLD HICKORY FUND I, LLC
                     By:  PPM America, Inc., its Manager

                           By:  signature illegible
                              -------------------------------------------------
                              Name:
                              Title:

                    TULLY CAPITAL PARTNERS

                     By:   /s/ Timothy J. Tully
                        -------------------------------------------------------
                          Name:  Timothy J. Tully
                          Title:

                            PNC CAPITAL CORP.


                            By: /s/ David McL. Hillman
                               ------------------------------------------------
                                 Name:  David McL. Hillman
                                 Title:  Executive Vice President


                            WOOD STREET PARTNERS, II

                            By:  /s/ David McL. Hillman
                               ------------------------------------------------
                                 Name:  David McL. Hillman
                                 Title:  General Partner

                                            BRUCE A. NASSAU


                                             /s/ BRUCE A. NASSAU
                                            ------------------------------------



                                            LURIE NASSAU


                                            /s/ LURIE NASSAU
                                            ------------------------------------